Exhibit 99.1

I NVESTOR P RESENTATION Citi Investment Banking | Financial Institutions Group December 2017

DISCLAIMER

NO OFFER OR SOLICITATION

This presentation is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction (as defined below) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to a proposed business combination (the "Proposed Transaction") between Easterly Acquisition Corp. ("Easterly") and JH Capital Group Holdings, LLC ("JH Capital" or "JHC") and may be deemed to be solicitation material in respect of the Proposed Transaction. In connection with the Proposed Transaction, Easterly intends to file with the SEC a preliminary proxy statement. When completed, Easterly will mail a definitive proxy statement to its stockholders in connection with Easterly's solicitation of proxies for the special meeting of Easterly stockholders to be held to approve the business combination and related transactions. This presentation does not contain all the information that should be considered concerning the Proposed Transaction, including relevant risk factors that may be included in the proxy statements. It is not intended to provide the basis for any investment decision or any other decision in respect to the Proposed Transaction. Easterly stockholders and other interested persons are advised to read, when available, Easterly's preliminary proxy statement, the amendments thereto, and the definitive proxy statement (including any documents incorporated by reference therein), as these materials will contain important information about JH Capital, Easterly, and the Proposed Transaction. A copy of the definitive proxy statement will be sent when available to all stockholders of Easterly seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement once it is available and other documents filed with the SEC by Easterly through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from Easterly by accessing Easterly's website at www.easterlyacquisition.com.

CERTAIN INFORMATION

This presentation includes information based on independent industry publications and other sources. Although we believe that the data presented is reliable, we have not independently verified such information. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial or other matters contained herein. None of Easterly, JHC, nor any of their respective affiliates, directors, officers, management, employees, representatives and advisors makes any representation or warranty, express or implied, as to the accuracy or completeness of any of the information contained herein, or any other information (whether communicated in written or oral form) transmitted or made available to you. Recipients of the this presentation will be deemed to expressly disclaim any and all liability of any of the foregoing persons relating to or resulting from the use of this presentation or such other information (including without limitation, any market analysis and financial projections that may be contained herein or provided in connection herewith) by you or any of your directors, partners, officers, employees, affiliates, agents and representatives.

PARTICIPANTS IN SOLICITATION

Easterly and JH Capital, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Easterly stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of Easterly and JH Capital and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in Easterly's preliminary proxy statement, when available. Investors may obtain additional information about the interests of such participants by reading such proxy statement.

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed business combination between Easterly and JH Capital and any other statements relating to future results, strategy and plans of Easterly and JH Capital (including certain projections and business trends, and statements which may be identified by the use of the words "plans", "expects" or "does not expect", "estimated", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might", "projects", "will" or "will be taken", "occur" or "be achieved"). Forward-looking statements are based on the opinions and estimates of management of Easterly or JHC, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, amount of redemptions, its business strategy and plans, fluctuations in debt purchasing, investigations or enforcement actions by governmental authorities; individual and class action lawsuits, the result of future financing efforts and its dependence on key personnel. For Easterly, factors include, but are not limited to, the successful combination of Easterly with JH Capital's business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Easterly's performance to differ materially is included in Easterly's periodic reports filed with the SEC, including but not limited to Easterly's Form 10-K for the year ended December 31, 2016 and subsequent Forms 10-Q. Copies may be obtained by contacting Easterly or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Easterly undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PROJECTIONS

Any estimates, forecasts or projections set forth in this presentation have been prepared by JH Capital and/or Easterly management in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis as well as risks (many of which are beyond our control). As such, no representation can be made as to the attainability of our forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. For a listing of risks and other factors that could impact our ability to attain our projected results, please see "Forward-Looking Statements" above.

USE OF NON-GAAP FINANCIAL MEASURES

This communication includes non-GAAP financial measures. Definitions of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included elsewhere in this communication.

HISTORICAL FINANCIAL DATA

The historical financial data of JH Capital included herein is preliminary and has not been audited by an independent registered public accounting firm. There is a risk that this unaudited historical financial data of JH Capital may contain errors that might have been detected in an audit and such financial information may not be reflective of JH Capital's historical results for those periods. Any differences between the financial information presented for these unaudited periods and JH Capital's actual historical results may be material. The combined company intends to file audited financial statements of JH Capital for the years ending December 31, 2015 and December 31, 2016 in a Current Report on Form 8-K within four business days of the closing. Accordingly, you are cautioned not to place undue reliance on such information that may not necessarily be indicative of JH Capital's actual financial position or results of operations.

JH CAPITAL GROUP Easterly Acquisition

1

E XECUTIVE S UMMARY Easterly and JH Capital are delighted to update investors on business progress and transaction timing 2 Timing / Accounting Update Business Update ▪ PwC and SEC - led accounting changes ▪ Greater supply of portfolios to purchase ▪ Greater visibility to achievement of 2018 plan ▪ Improved regulatory environment

GAAP Revenue - Accretion Method (Old) $56 $31 $21 $18 $14 $140 GAAP Revenue - Cost Recovery Method (New) 1 55 24 31 29 140 GAAP Revenue Delta (55) 24 4 13 15 -- Net Income - Accretion Method (Old) $18 $9 $7 $4 $1 $39 Net Income - Cost Recovery Method (New) (17) 24 10 12 11 39 Net Income Delta (36) 15 2 8 10 -- $240 $100 $101 $55 $24 $31 $29 Purchase Price Year 1 Year 2 Year 3 Year 4 Year 5 Total Gross Cash Collections R EVENUE R ECOGNITION U PDATE Determination was made that a greater population of portfolios should be accounted for using cost recovery versus accretion basis Source: JH Capital provided materials. Note: Illustrative example assumes cost to collect averages 29% of gross collections, other operating costs of 3% of gross co lle ctions, debt available to finance 35% of ERC at a 5% interest rate. JH Capital Illustrative Cash Collection Economics ($ in millions) Gross Cash Collections (unchanged) 3 Accounting treatment changes timing of revenue recognition, but does not affect total revenue, total earnings, or cash collections

I NTANGIBLE A SSET A MORTIZATION U PDATE Easterly, rather than JH Capital, is expected to be the accounting acquirer, resulting in amortization from the fair value step - up of JH Capital assets 4 $9 $12 $12 $63 2018E 2019E 2020E 2021E+ Estimated Incremental Amortization ($ in millions) Source: JH Capital provided materials.

A CCOUNTING I MPACT ON F UTURE E ARNINGS Accounting treatment affects earnings though timing of revenue recognition, but does not affect total earnings over the life of a portfolio or cash collections $2 $50 $88 $125 ($25) ($4) $67 $86 2017E 2018E 2019E 2020E Net Income (Old) Net Income (New) Impact of New Accounting Methodology on Future Net Income Change (1,261%) (107%) (25%) (31%) ($ in millions) 5 Source: JH Capital provided materials.

R ECONCILIATION OF O RIGINAL TO C URRENT N ORMALIZED E ARNINGS Economic and non - economic factors have impacted normalized economic earnings projections ($ in millions) 6 2017E 2018E 2019E 2020E Original Net Income Projections (1) $2 $50 $88 $125 Accelerated Portfolio Purchasing - 3 - - Impact of Portfolio Pooling 1 5 - - Remapping of Curves (2) - - (15) (28) Equals: Normalized Economic Earnings $3 $58 $73 $97 Source: JH Capital provided materials. (1) Per investor presentation filed June 30, 2017. (2) JH Capital instituted a new curve management technology that shifted e arn ing recognition of certain portfolios.

R ECONCILIATION OF GAAP TO E CONOMIC E ARNINGS Economic earnings provide a comparable metric to publicly traded industry peers. Normalized earnings adjust for one - time and non - recurring items ($ in millions) 7 2017E 2018E 2019E 2020E Net Income – New (GAAP) ($25) ($4) $67 $86 Impact of Cost Recovery Accounting 25 49 (19) (21) Purchase Price Amortization - 9 12 12 Implementation of DDB on Other Intangible Amortization (2) 2 14 20 Equals: Economic Earnings ($2) $56 $73 $97 One - Time Impact of Hurricanes 2 - - - Interest Expense From Delay in Mezzanine Debt Repayment 2 2 - - Equals: Normalized Economic Earnings $3 $58 $73 $97 Source: JH Capital provided materials.

T RADING L EVEL OF JH C APITAL P EERS Since June, the debt recovery industry has experienced strong tailwinds, driving public peers to trade at higher multiples Peer Trading: Price / 2018E 13.5x 21.5x 9.7x 11.2x June 29 December 1 June 29 December 1 EACQ $10.00 Stock Price Discount to (1) : PRA Group: 69% Encore Capital Group: 41% 8 Source: Company filings, JH Capital provided materials, Bloomberg. Market data as of December 1, 2017. (1) Using comparable Economic Earnings (see page 7 for detail).

R OBUST S UPPLY IN M ARKET Robust Capital Deployment Opportunities $160 Original Plan Current Plan 2017E Portfolio Purchases ($ in millions) Plan: $140 Upside: $160 Recent forward flow wins and supply of contracts to purchase on the spot market leading to increased capital deployment estimates with greater visibility 9 $209 Original Plan Current Plan 2018E Portfolio Purchases ($ in millions) Plan: $219 Upside : $280 2017E Normalized Portfolio Purchase Opportunities ($ in millions) $7 $29 $140 $176 Current Projection Impact of Hurricanes Foregone due to Capital Constraints 2017E Normalized Portfolio Opportunities Recent Wins with Debt Sellers Diversification and New Volume Onboarded with 5 new debt sellers. Run - rate annual volume of $88 million based on last 3 months Secured Forward Flows Won 10 forward flow agreements securing $133 million 2018 purchases, representing 61% of 2018E forecast volume Pending Forward Flows $52 million pending forward flows, which if secured would represent 23% of forecast volume to secure 84% of 2018E total

PRO FORMA OWNERSHIP SUMMARY AND SOURCES & USES OF CASH

(All amounts in millions, except per share amounts)

Anticipated Pro Forma Ownership at Closing[1]

	# of Shares	% of Shares
Current JH Capital Shareholders	18.7	50.7%
Easterly Public Shareholders	15.7	42.6
Easterly Sponsor	2.5	6.8
Total	36.9	100.0%

Additional Easterly Founder Share Vesting Schedule[2]

Share Price	Vested Amount
$12.00	1.0
$13.00	1.0
$14.00	0.5

Warrants Outstanding

	Amount	Strike Price	Expiration	Notes
Public	10.00	$11.50	5 Years	Redeemable when share price reaches $18.00
Easterly Sponsor	6.75	$11.50	5 Years	Non-redeemable

Proposed Sources & Uses of Cash[1]

Sources of Cash	
Easterly Cash in Trust	$157
Total Sources of Cash	**$157**

Uses of Cash	
Cash to Balance Sheet	$18
Repayment of Debt[3]	122
Transaction Fees & Expenses[4]	17
Total Uses of Cash	**$157**

Valuation and Share Price at Close

Valuation	
Market Capitalization	$369
(/) Total Shares Outstanding	36.9
Price per Share at Close	**$10.00**

6.6x 2018E Economic Earnings Multiple (69% discount to PRA and 41% discount to Encore)

(1) Assumes no redemptions. (2) Shares vesting at $13.00 and $14.00 are subject to the combined company selling at least $200 million of equity securities, including the amount released from Easterly's Trust Account at closing. (3) Includes ~$3mm of bridge loan prepayment fees. (4) Includes ~$12mm investment banking / capital markets fees and $5mm of legal and other transaction expenses.

JH CAPITAL GROUP | Easterly Acquisition

10

I LLUSTRATIVE T RANSACTION T IMELINE Date Event Currently In process finalizing accounting policies and procedures with PwC Mid - January File Initial Proxy with SEC Early February Receive SEC Comments on Initial Proxy; File Amended Proxy Statement Early March Set Record Date / Shareholder Vote Date Mid / Late March Conduct Deal Roadshow; Hold Special Meeting of Easterly Shareholders; Close Deal 11 Note: This Illustrative Transaction Timeline has been prepared by JH Capital and/or Easterly management in good faith on a ba sis believed to be reasonable and involves significant elements of subjective judgment and analysis as well as risks (many of which are beyond our control). Therefore, so me or all of the events set forth above may not occur during the time periods listed.

A PPENDIX : F INANCIAL P ROJECTIONS

P RO F ORMA B ALANCE S HEET Source: JH Capital provided materials. Note: Totals may not add up due to rounding. Transaction ($ in millions) 9/30/2017 Adjustments Pro Forma Assets Cash and Equivalents $10 $18 $28 Collection Receivables 151 151 Loan and Settlement Receivables 93 93 Intangible Assets 6 6 Other Assets 43 43 Total Assets $302 $320 Liabilities & Equity Senior Debt $285 ($52) $233 Subordinated Debt 70 (70) -- Other Liabilities 25 25 Equity (78) 140 62 Total Liabilities & Equity $302 $320 Memo: ERC $516 $516 Cash / Total Assets 3.2% 8.8% Collection Receivables / Total Assets 50.0 47.1 Leverage Equity / Assets (25.9%) 19.2% Debt / Equity (4.5) 3.8 Net Debt / Equity (4.4) 3.3 12

% Change in Projections -- -- (13%) 5% 15% 15% $77 $89 $160 $209 $212 $233 $77 $89 $140 $219 $244 $269 2015A 2016A 2017E 2018E 2019E 2020E % Change in Projections -- -- (5%) (3%) (1%) (1%) $310 $431 $627 $827 $951 $1,058 $310 $431 $597 $806 $942 $1,045 2015A 2016A 2017E 2018E 2019E 2020E ERC AND D EPLOYMENTS G ROWING F ASTER THAN E XPECTED Given industry fundamentals, JH Capital has seen tremendous buying opportunities Estimated Remaining Collections Historical Forecasted ($ in millions) 13 Portfolio Purchases Historical Forecasted ($ in millions) Original Projection Current Projection Source: JH Capital provided materials.

FINANCIAL HIGHLIGHTS

Strong investment across platforms is driving balance sheet growth and robust top line performance with attractive returns for investors

Strong Investment Across Platforms...



($ in millions)
CAGR: 32%
$156
$67
$89
$219
$79
$140
$367
$148
$219
$428
$184
$244
$481
$212
$269
2016A
2017E
2018E
2019E
2020E
Purchases
Originations(1)

...Driving Balance Sheet Growth...



Net Receivables
($ in millions)
CAGR: 38%
$178
$32
$53
$94
$283
$37
$59
$186
$398
$45
$102
$251
$533
$53
$148
$332
$647
$59
$186
$401
2016A
2017E
2018E
2019E
2020E
Collection Receivables
Loan Receivables(1)
Settlement Receivables

...and Robust Top Line Performance...



Revenue
($ in millions)
CAGR: 41%(2)
$157
$120
$197
$140
$382
$228
$568
$401
$677
$478
2016A
2017E
2018E
2019E
2020E

	2016A	2017E	2018E	2019E	2020E
Estimated Remaining Collections					
	$431	$597	$806	$942	$1,045
Estimated Remaining Settlements					
	$45	$59	$58	$74	$87

GAAP Revenue   Collection Method

...with Attractive Returns for Investors



Net Income
($ in millions)
'18-'20 Cash Earnings CAGR: 105%
$5
($10)
($3)
($25)
$32
($4)
$111
$67
$134
$86
2016A
2017E
2018E
2019E
2020E
GAAP Earnings
Cash Earnings(3)

Source: JH Capital provided materials.
Note: Figures adjusted for assumed $157mm Easterly Acquisition investment. Cash earnings reflects net income plus depreciation and amortization.
(1) Includes both consumer and commercial loans. (2) Reflects GAAP revenue CAGR. (3) Numerator reflects GAAP earnings + amortization.

JH CAPITAL GROUP   Easterly Acquisition

14

S UMMARY H ISTORICAL AND P ROJECTED F INANCIAL H IGHLIGHTS Source: JH Capital provided materials. (1) Primarily interest expense and amortization of acquired customer debt settlement contracts. (2) Reflects adjusted EBITDA / c ollection method revenue. ($ in millions) Historical Projected 2015A 2016A 2017E 2018E 2019E 2020E Revenue $76 $120 $140 $228 $401 $478 Operating Expenses 75 87 109 166 218 256 EBITDA (Accretion Method) 1 34 31 62 183 222 % Margin 1% 28% 22% 27% 46% 46% Other Expenses ($12) ($43) ($55) ($67) ($81) ($89) Taxes -- (0) (1) 2 (36) (46) Net Income ($12) ($10) ($25) ($4) $67 $86 Adjusted EBITDA $42 $71 $88 $215 $350 $421 % Margin 36% 45% 45% 56% 62% 62% ERC $310 $431 $597 $806 $942 $1,045 ERS 22 45 59 58 74 87 15 (2) (1) (Collection Method)

P ROJECTED F INANCIAL H IGHLIGHTS - Q UARTERLY Source: JH Capital provided materials. (1) Primarily interest expense and amortization of acquired customer debt settlement contracts. (2) Reflects adjusted EBITDA / c ollection method revenue. 16 ($ in millions) Projected Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Revenue $48 $53 $60 $67 $88 $101 $105 $107 Operating Expenses 38 41 43 44 51 55 55 57 EBITDA (Accretion Method) 10 12 17 23 36 46 50 51 % Margin 21% 22% 29% 34% 41% 46% 47% 47% Other Expenses ($15) ($17) ($17) ($18) ($19) ($20) ($21) ($21) Taxes 2 2 (0) (2) (6) (9) (10) (10) Net Income ($3) ($3) $0 $3 $11 $17 $19 $19 Adjusted EBITDA $39 $52 $60 $66 $78 $87 $91 $94 % Margin 51% 56% 58% 60% 60% 61% 62% 62% ERC $662 $714 $757 $806 $843 $877 $902 $942 ERS 56 60 66 72 76 79 81 84 (2) (1) (Collection Method)

$165 $277 $382 $811 $850 $959 $1,164 $1,235 $1,374 2017E 2018E 2019E 2017E 2018E 2019E 2017E 2018E 2019E 32% 42% 14% JH Capital PRAA ECPG Growth P EER G ROUP O PERATIONAL B ENCHMARKING JH Capital’s growth and return profile are superior to that of public comparable companies ’17E - ’19E Adjusted Revenue Growth ($ in millions) Source: JH Capital provided materials, Factset, SNL Financial. Market data as of December 1, 2017. (1) Uses level yield accounting. (2) See page 7 for detail. ’18E - ’19E Economic Earnings Growth 17 (1) (2)

2018E Adjusted EBITDA $264 $658 $842 2.9x 5.4x 5.1x $10 Easterly Stock equals a 48% discount to PRAA and a 45% discount to ECPG 2018E D&A(2) $35 $19 $38 4.1x 17.0x 8.3x $10 Easterly Stock equals a 76% discount to PRAA and a 51% discount to ECPG P EER G ROUP V ALUATION B ENCHMARKING PRA Group represents a more closely comparable company than Encore Capital ($ in millions) Source: Company filings, JH Capital provided materials, FactSet , SNL Financial. Market data as of December 1, 2017. (1) See page 7 for detail. (2) Adds back depreciation & amortization, purchase price amortization, and uses level yield accou nti ng. Price / Earnings P / 2018E Economic Earnings Adj. EBITDA FV / 2018E Adjusted EBITDA P / Cash 2018E Adjusted Earnings 18 2018E Adjusted Earnings $56 $73 $109 6.6x 21.5x 11.2x $10 Easterly Stock equals a 69% discount to PRAA and a 41% discount to ECPG (1) (2) (1) (1) (1)

ROI M ULTIPLES A CROSS THE I NDUSTRY O VER T IME Source: JH Capital provided materials, Company Filings. ROI Multiple Comparison 19 2.64x 2.93x 4.22x 2.02x 2.45x 2.24x 2.93x 2.26x 3.33x 3.05x 2.79x 2.07x 2.08x 2.39x 1.86x 1.77x 3.42x 3.22x 2.97x 2.33x 2.58x 2.02x 1.79x 1.91x 2009 2010 2011 2012 2013 2014 2015 2016